                                                                    Exhibit 99.2


                           PeopleFirst Finance, LLC
                         Monthly Noteholder Statement

              PeopleFirst.com Auto Receivables Owner Trust  99-1



Distribution Date: 12-15-99

Monthly Period:  November 1999

A)   Information Regarding the Current Monthly Distribution

     1.   Notes
     ----------

(a)  The aggregate amount of the distribution with respect to:
       the Class A-1 Notes                                       $  2,711,256.46
   -----------------------------------------------------------------------------
       the Class A-2 Notes                                       $    233,975.00
   -----------------------------------------------------------------------------
       the Class A-3 Notes                                       $    102,525.00
   -----------------------------------------------------------------------------

(b)  The amount of the distribution set forth in paragraph A.1.(a) above in respect of interest on:
     the Class A-1 Notes                                         $    299,366.67
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $    233,975.00
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $    102,525.00
   -----------------------------------------------------------------------------

(c)  The amount of the distribution set forth in paragraph A.1.(a) above in respect of principal of:
     the Class A-1 Notes                                         $  2,411,889.79
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $            --
   -----------------------------------------------------------------------------

(d)  The amount of the distribution set forth in paragraph A.1.(a) payable pursuant to a claim on the Policy with respect to:
     the Class A-1 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $            --
   -----------------------------------------------------------------------------

(e)  The remaining outstanding balance available to be drawn
     under the Policy                                            $116,000,000.00
                                                                 ---------------

(f)  The amount of the distribution set forth in paragraph A.1.(a) above per
     $1,000 interest in:
     the Class A-1 Notes                                         $         48.42
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $          5.57
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $          5.70
   -----------------------------------------------------------------------------

(g)  The amount of the distribution set forth in paragraph A.1.(b) above per
     $1,000 interest in:
     the Class A-1 Notes                                         $          5.35
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $          5.57
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $          5.70
   -----------------------------------------------------------------------------

(h)  The amount of the distribution set forth in paragraph A.1.(c) above per
     $1,000 interest in:
     the Class A-1 Notes                                         $         43.07
   -----------------------------------------------------------------------------

                           PeopleFirst Finance, LLC
                         Monthly Noteholder Statement

              PeopleFirst.com Auto Receivables Owner Trust  99-1

     the Class A-2 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $            --
   -----------------------------------------------------------------------------

(i)  The amount of the distribution set forth in paragraph A.1.(d) above per
     $1,000 interest in:
     the Class A-1 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $            --
   -----------------------------------------------------------------------------


B)   Information Regarding the Performance of the Trust

     1.   Pool Balance and Note Principal Balance
     --------------------------------------------

(a)  The Pool Balance at the close of business on the
     last day of the Monthly Collection Period                   $ 78,830,610.41
                                                                 ---------------

(b)  The aggregate outstanding principal amount of each
     class of Notes after giving effect to payments
     allocated to principal as set forth in Paragraph A.1.(c)
     above with respect to:
     the Class A-1 Notes                                         $ 53,588,110.21
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $ 42,000,000.00
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $ 18,000,000.00
   -----------------------------------------------------------------------------

(c)  The Note Pool Factor for the Class A Notes after
     giving effect to the payments set forth in
     paragraph A.1.(c) with respect to:
     the Class A-1 Notes                                               0.9569305
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                               1.0000000
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                               1.0000000
   -----------------------------------------------------------------------------

(d)  The amount of aggregate Realized Losses for the
     second preceding Monthly Period                             $            --
                                                                 ---------------

(e)  The aggregate Purchase Amount for all Receivables
     that were repurchased in the Monthly Period                 $            --
                                                                 ---------------


     2.   Servicing Fee
     ------------------

(a)  The aggregate amount of the Servicing Fee Paid to
     the Servicer with respect to the preceding Monthly Period   $     32,846.09
                                                                 ---------------


     3.   Payment Shortfalls
     -----------------------

(a)  The amount of the Noteholders' Interest Carryover
     Shortfall after giving effect to the payments set forth
     in paragraph A.1.(b) above with respect to:
     the Class A-1 Notes                                         $            --
   -----------------------------------------------------------------------------

                           PeopleFirst Finance, LLC
                         Monthly Noteholder Statement

              PeopleFirst.com Auto Receivables Owner Trust  99-1

     the Class A-2 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $            --
   -----------------------------------------------------------------------------

(b)  The amount of the Noteholders' Interest Carryover
     Shortfall set forth in paragraph B.3.(a) above per
     $1,000 interest with respect to:
     the Class A-1 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $            --
   -----------------------------------------------------------------------------

(c)  The amount of the Noteholders' Principal Carryover
     Shortfall after giving effect to the payments set
     forth in paragraph A.1.(b) above with respect to:
     the Class A-1 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $            --
   -----------------------------------------------------------------------------

(d)  The amount of the Noteholders' Principal Carryover
     Shortfall set forth in paragraph B.3.(a) above per
     $1,000 interest with respect to:
     the Class A-1 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $            --
   -----------------------------------------------------------------------------


     4.   Transfer of Subsequent Receivables
     ---------------------------------------

(a)  Aggregate amount on deposit in the Pre-Funding Account
     on such Payment Date after giving effect to all
     withdrawals therefrom on such Payment Date                  $ 38,746,001.80
                                                                 ---------------

(b)  Aggregate amount on deposit in the Capitalized
     Interest Account on such Distribution Date after giving
     effect to all withdrawals therefrom on such Payment Date    $    182,607.33
                                                                 ---------------

(c)  Aggregate amount on deposit in the Pre-Funding
     Account on the final subsequent transfer Date after
     giving effect to all withdrawals therefrom on such
     Payment Date                                                $            --
                                                                 ---------------

(d)  The amount set forth in paragraph B.4.(a) per
     $1,000 interest in:
     the Class A-1 Notes                                         $        691.89
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $        922.52
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $      2,152.56
   -----------------------------------------------------------------------------

(e)  The amount set forth in paragraph B.4.(b) to be
     distributed to Noteholders per $1,000 interest in:
     the Class A-1 Notes                                         $          3.26
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $          4.35
   -----------------------------------------------------------------------------

                           PeopleFirsst Finance, LLC
                          Monthly Noteholder Statement

               PeopleFirst.com Auto Receivables Owner Trust 99-1


     the Class A-3 Notes                                         $         10.14
   -----------------------------------------------------------------------------

(f)  The amount set forth in paragraph B.4.(c) to be
     distributed to Noteholders per $1,000 interest in:
     the Class A-1 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-2 Notes                                         $            --
   -----------------------------------------------------------------------------
     the Class A-3 Notes                                         $            --
   -----------------------------------------------------------------------------


     5.   Servicer
     ---------------------------------------------------------------------------

(a)  The aggregate amount of collections by the Servicer
     during the preceding collection period                      $  2,942,705.68
                                                                 ---------------

(b)  The aggregate amount which was received by the
     Trust from the Servicer                                     $  2,942,711.28
                                                                 ---------------

(c)  The aggregate amount of reimbursements to the
     Security Insurer                                            $            --
                                                                 ---------------

(d)  The number of Receivables that are delinquent for over:
     30 days                                                     $            --
   -----------------------------------------------------------------------------
     60 days                                                     $            --
   -----------------------------------------------------------------------------
     90 days                                                     $            --
   -----------------------------------------------------------------------------